POSTRETIREMENT BENEFITS AND EMPLOYEE STOCK OWNERSHIP PLAN - ONE-PERCENTAGE POINT CHANGE IN ASSUMED HEALTH CARE COST TREND RATES (DETAILS) (USD $) In Millions, unless otherwise specified	12 Months Ended
Jun. 30, 2011
One-Percentage Point Increase (Decrease)
Effect on total of service and interest cost components	$ 79
Effect on total of service and interest cost components	(61)
Effect on postretirement benefit obligation	681
Effect on postretirement benefit obligation	$ (547)